UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934
Date of Report (Date of earliest event reported): October 20, 2008
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-32938 (Commission File Number)	98-0481737 (IRS employer Identification No.)
27 Richmond Road
Pembroke HM 08, Bermuda
(Address of principal executive offices)
(441) 278-5400
(Registrant’s telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On October 20, 2008, Allied World Assurance Company Holdings, Ltd (“Allied World”) announced that it completed the acquisition of Darwin Professional Underwriters, Inc. (“Darwin”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 27, 2008, by and among Allied World, Darwin and Allied World Merger Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Darwin (the “Merger”), with Darwin continuing as the surviving corporation and becoming a wholly-owned subsidiary of Allied World.
On October 20, 2008, Allied World issued a press release announcing the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
99.1	Press Release, dated October 20, 2008.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Dated: October 20, 2008	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Senior Vice President and General Counsel